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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                Date of Report (date of earliest event reported):

                                 August 14, 2002
                               -------------------

                        HOME PROPERTIES OF NEW YORK, INC.
             (Exact name of registrant as specified in its charter)


    MARYLAND                         1-13136 No.               16-1455126
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                        Identification Number)


                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

         (c)    Exhibits

99.1     Transmittal Letter
99.2     Certificates of Chief Executive Officers
99.3     Certificate of Chief Financial Officer

Item 9.  Regulation FD Disclosure

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Home Properties of New York, Inc. filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 14, 2002              HOME PROPERTIES OF NEW YORK, INC.
                                              (Registrant)


                                     By: /s/ David P. Gardner
                                         --------------------
                                         David P. Gardner, Senior Vice President
                                         and Chief Financial Officer




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                                  Exhibit Index

Exhibit No.       Description

99.1     Transmittal Letter
99.2     Certificates of Chief Executive Officers
99.3     Certificate of Chief Financial Officer